                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 27, 2001

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                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     001-09186               23-2416878
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(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)


                3103 Philmont Avenue, Huntingdon Valley, PA 19006
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (215) 938-8000

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Item 5.  Other Events.

         The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibits listed in Item 7(c) below.

Item 7(c).        Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.               Item
-------           ----
1                 Terms Agreement, dated as of November 27, 2001, among Toll Corp., as Issuer, Toll Brothers,
                  Inc., as Guarantor, Banc of America Securities LLC, Banc One Capital Markets, Inc.,
                  BNP Paribas Securities Corp., Comerica Securities, Inc., Credit Lyonnais Securities (USA) Inc.,
                  Goldman, Sachs & Co. and SunTrust Capital Markets, Inc.

4                 Form of Authorizing Resolutions relating to $150,000 principal amount of 8.25% Senior
                  Subordinated Notes due 2011 of Toll Corp., guaranteed on a senior subordinated basis by Toll
                  Brothers, Inc.

5                 Opinion and Consent of Wolf, Block, Schorr and Solis-Cohen LLP.

12                Statement of Computation of Ratios of Earnings to Fixed Charges.

                                   Signatures

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TOLL BROTHERS, INC.



Dated: November 29, 2001                          By: /s/ Joseph R. Sicree
                                                     ------------------------
                                                         Joseph R. Sicree
                                                         Vice President

                                  Exhibit Index


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The following exhibits are filed as part of this Current Report on Form 8-K:



Exhibit
No.                        Item
-------                    -----
1                          Terms Agreement, dated as of November 27, 2001, among Toll Corp., as Issuer, Toll Brothers,
                           Inc., as Guarantor, Banc of America Securities LLC, Banc One Capital Markets, Inc.,
                           BNP Paribas Securities Corp., Comerica Securities, Inc., Credit Lyonnais Securities (USA) Inc.,
                           Goldman, Sachs & Co. and SunTrust Capital Markets, Inc.

4                          Form of Authorizing Resolutions relating to $150,000 principal amount of 8.25% Senior
                           Subordinated Notes due 2011 of Toll Corp., guaranteed on a senior subordinated basis by Toll Brothers, Inc.

5                          Opinion and Consent of Wolf, Block, Schorr and Solis-Cohen LLP.

12                         Statement of Computation of Ratios of Earnings to Fixed Charges.
